The AFL-CIO Housing Investment Trust builds on 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Minnesota
Since Inception in 1984

113	$1.9B	$2.9B	26.6M	14,796

Projects	HIT Investment Amount	Total Development Cost	Hours of Union Construction Work	Housing Units Created or Preserved

$6.6B	33,536	$2.6B	$262.6M	49.6%

Total Economic Impact	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Percent Affordable

PROJECT PROFILE:

SOUL

The HIT provided $64.7 million in funding for the $70.5 million new construction of the Soul project in St. Paul. The project will offer 178 units, all affordable, and create an estimated 483,560 hours of union construction work.

PROJECT PROFILE:

ESTORIA COOPERATIVE OF LAKEVILLE

The HIT provided $19.4 million in funding for the $41.1 million new construction of the 89-unit Estoria Cooperative of Lakeville which will create an estimated 339,980 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build Minnesota —The Union Way	SEPTEMBER 2024

Zenith—Duluth	The Col Apartments—Columbia Heights	Landmark Tower—St. Paul

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, President

Minnesota Building and Construction Trades Council

HIGHLIGHTS OF MINNESOTA INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
The Col Apartments (42nd & Central)	Columbia Heights	$10,631,900	$21,899,161	140,880
Zenith	Duluth	$26,682,200	$49,084,470	334,360
Estoria Cooperative of Lakeville	Lakeville	$19,438,400	$41,138,350	339,980
The American Cooperative on Lake Phalen	Maplewood	$20,956,900	$34,267,507	254,300
The Midwell (Greenway Apartments)	Minneapolis	$12,327,300	$26,847,568	176,070
Labor Retreat Apartments	Minneapolis	$10,750,000	$19,366,543	47,750
Park Plaza / Olson Court	Minneapolis	$48,950,000	$74,715,357	419,940
Rise on 7	St. Louis Park	$35,103,700	$40,355,688	264,020
Landmark Tower	St. Paul	$18,660,000	$97,079,980	616,680
Soul	St. Paul	$64,700,959	$70,470,714	483,560

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of September 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT’s current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT’s current portfolio; (ii) other assets in the HIT’s current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT’s portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com